UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2024 (October 25, 2024)

Accredited Solutions, Inc.
(Exact name of registrant as specified in its charter)

000-54509	45-2578051
(Commission File Number)	(IRS Employer Identification Number)

20311 Chartwell Center Drive Suite 1469, Cornelius, North Carolina	28031
(Address of Principal Executive Offices)	(Zip Code)

800-947-9197

(Registrant’s telephone number, including area code)

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the F4orm 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 28, 2024, Accredited Solutions, Inc., a Nevada corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “Globetopper Agreement”) with Craig Span (“Owner”), pursuant to the Company would acquire 100% of the outstanding membership interests (the “Acquired Interests”) of Globetopper, LLC (the “Globetopper”).

Pursuant to the Globetopper Agreement, at the closing, the Company is to deliver a $3,000,000 secured promissory note (the “Closing Note”), to be secured by the Acquired Interests and the assets of Globetopper. The Closing Note is payable on the three-month anniversary of the closing date of the Globetopper Agreement by delivery of the following: (a) $1,000,000 in cash; (b) $1,000,000 by delivery of 1,000 shares of the Company’s Series B Preferred Stock; and (c) $1,000,000 by the delivery of a secured promissory note (the “Follow-on Note”), to be secured by the Acquired Interests and the assets of Acquired Company. The Follow-on Note is payable on the six-month anniversary of its issuance.

The Globetopper Agreement closing is to occur upon the satisfaction of certain conditions, including customary closing conditions, the accuracy of the representations and warranties of each party, performance by each party of its respective obligations under the Globetopper Agreement and the absence of any material adverse changes in the condition of each party. The Company’s management sees no impediment to the consummation of the Globetopper Agreement.

The foregoing description of the Globetrotter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Globetrotter Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Membership Interest Purchase Agreement between the Company and Craig Span
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

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* Filed herewith.

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SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCREDITED SOLUTIONS, INC.

Date: November 4, 2024.	By:	/s/ Eduardo A. Brito
Eduardo A. Brito
Chief Executive Officer

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